UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2020

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation
355 110th Ave NE
Bellevue, Washington 98004-5591
425-454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
355 110th Ave NE
Bellevue, Washington 98004-5591
425-454-6363
___________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth Company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 193

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors and Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 31, 2020, the sole shareholders of Puget Energy, Inc. and Puget Sound Energy, Inc. (together, the “Companies”) appointed Grant Hodgkins to the Boards of Directors of the Companies (the “Boards”). The Boards have not yet determined the board committee or committees, if any, on which Mr. Hodgkins will serve. Christopher Trumpy, a member of the Boards, who served as a representative of British Columbia Investment Management Corporation’s (“BCIMC”) on the Boards, resigned from the Boards effective the same day.
Mr. Hodgkins currently serves as a Portfolio Manager of BCIMC’s Infrastructure and Renewable Resources group, a position he has held since 2017. Prior to joining BCIMC, Mr. Hodgkins was an Advisor at KPMG from 2015 to 2017, serving institutional investors with a focus on power and utility investments, and was a Director of Corporate Development & Planning for Interfor Corporation from 2013 to 2015. Mr. Hodgkins also serves as a director on the Board of Directors of Corix Infrastructure Inc., a water and wastewater utility and contract energy company.
Mr. Hodgkins was selected by BCIMC pursuant to the Amended and Restated Bylaws of each of the Companies, will serve as an Owner Director on their respective Boards. Mr. Hodgkins will not receive any director compensation from the Companies for his services as an Owner Director on the Boards, but will be reimbursed for out-of-pocket expenses. Any compensation received by Mr. Hodgkins for his services on the Companies’ Boards is a function of his employment arrangement with BCIMC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC

PUGET SOUND ENERGY, INC

Dated: January 4, 2021	By:/s/ Steve R. Secrist
Name: Steve R. Secrist
Title: Senior Vice President, General Counsel and Chief Ethics and Compliance Officer